MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                            SMALL CAP VALUE V.I. FUND


                      Supplement dated July 30, 2002 to the
                          Prospectus dated May 1, 2002

         With effect from July 31, 2002, the following information supplements and supersedes any contrary information contained in the sections of the Small Cap Value V.I. Fund's Prospectus entitled "Key Facts--Merrill Lynch Small Cap Value V.I. Fund at a Glance" and "Details About the Fund--How the Fund Invests":

         Under normal circumstances, the Small Cap Value V.I. Fund invests at least 80% of its net assets in the equity securities of small companies. "Small companies" are defined as companies that typically have total market capitalizations, at the time of initial purchase, less than the maximum market capitalization over a 24-month rolling time period of companies included in the Russell 2000 Stock Index, a widely known small cap investment benchmark. This maximum market capitalization is updated monthly. The size of companies in the Russell 2000 Stock Index changes with market conditions and the components of the index. The Fund may change the maximum market capitalization to include companies outside the rolling 24-month period categorization if circumstances so dictate.

        In addition, the Small Cap Value V.I. Fund may invest in emerging growth companies.



Code #VSSMALL-0702





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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


                      Supplement dated July 30, 2002 to the
                       Statement of Additional Information
                                dated May 1, 2002

         With effect from July 31, 2002, the following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Investment Restrictions":

         The Small Cap Value V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets (as defined on page 27) in equity securities of small companies as defined by the Fund. The Company will provide shareholders of the Small Cap Value V.I. Fund with at least 60 days prior notice of any change in the non-fundamental policy described in the preceding sentence.



Code # VSSMALL-0702